UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                         Date of Report: April 26, 2006
                                         --------------
                        (Date of earliest event reported)


                               The Eastern Company
                               -------------------
             (Exact name of Registrant as specified in its charter)


         Connecticut                     0-599                  06-0330020
         -----------                     -----                  ----------
(State or other jurisdiction    (Commission File Number)       (IRS Employer
      of incorporation)                                     Identification No.)


112 Bridge Street, Naugatuck, Connecticut                    06770
-----------------------------------------                    -----
 (Address of principal executive offices)                 (Zip Code)


                                 (203) 729-2255
                                 --------------
                         (Registrant's telephone number,
                              including area code)




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Section 2 - Financial Information


     ITEM 2.02 - Results of Operations and Financial Condition

          Press Release dated April 26, 2006 announcing the first quarter earnings for 2006 is attached hereto.

Section 7 - Regulation FD.

     ITEM 7.01 - Regulation FD Disclosure

          On April 26, 2006, The Eastern Company released the first quarter of 2006 quarterly earnings. A copy of the Press Release dated April 26, 2006 announcing the first quarter earnings for 2006 is attached hereto.


Section 9 - Financial Statements and Exhibits

     ITEM 9.01 - (d) Exhibits

          (99) Press Release dated April 26, 2006 announcing the first quarter earnings for 2006.





                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.


                                       The Eastern Company


Date:  April 26, 2006                  By:  /s/John L. Sullivan III
       ---------------                 ----------------------------
                                       John L. Sullivan III
                                       Vice President, Secretary & Treasurer